EXHIBIT 32.2

CERTIFICATION of CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of EMR Technology Solutions Inc. on Form 10-K for the year ended December 31, 2018 (the “Form 10-K”), as filed with the Securities and Exchange Commission, Lowell Holden, Chief Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operation of EMR Technology Solutions Inc.

/s/ Lowell Holden
Lowell Holden
Chief Financial Officer
Dated: April 16, 2019

This certification accompanies the Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.